UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21650

ASA GOLD AND PRECIOUS METALS LIMITED

190 Middle Street, Suite 101

Portland, ME 04101

Thomas Perugini, Principal Financial Officer

190 Middle Street, Suite 101

Portland, ME 04101

207-347-2000

Date of fiscal year end: November 30

Date of reporting period: December 1 – November 30

ITEM 1. REPORT TO STOCKHOLDERS.

(a)

Annual Report and Financial Statements

November 30, 2025

A Closed-End Fund

Specializing in Gold and Other

Precious Metals Investments

ASA Gold and Precious Metals Limited

Annual Report and Financial Statements

November 30, 2025

Letter to Shareholders	2
Forward-Looking Statements	4
Performance Returns (Unaudited)	5
Certain Investment Policies and Restrictions (Unaudited)	7
Report of Independent Registered Public Accounting Firm	8
Schedule of Investments	9
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	29
Certain Tax Information for U.S. Shareholders (Unaudited)	30
Dividend Reinvestment and Stock Purchase Plan (Unaudited)	31
Privacy Notice (Unaudited)	32
Form N-PX/Proxy Voting (Unaudited)	33
Form N-PORT/Portfolio Holdings (Unaudited)	34
Share Repurchase (Unaudited)	35
Company Investment Objective, Investment Strategy and Risks (Unaudited)	36
Board of Directors and Officers (Unaudited)	39

ASA Gold and Precious Metals Limited

Letter to Shareholders

November 30, 2025

Dear Shareholders,

Thank you for your continued confidence in Merk Investments (“Merk”) to manage ASA Gold and Precious Metals Limited (“ASA,” “the Fund,” or “the Company”). We are passionate about investing in the gold mining space and the flexibility that ASA presents as a closed-end fund. We are proud to present this fiscal year’s performance, which reflects our focus on investing in what we believe are solid management teams in the mining sector which has, in our view, contributed to strong results.

Portfolio Performance

The closing share price of ASA on November 28, 2025, was $52.72, reflecting a total return of +159.0% for the prior 12 months, compared with a total return of +124.0% for the NYSE Arca Gold Miners Index (“GDMNTR” or the “Index”).1

ASA reported a net asset value (“NAV”) of $58.54 per share on November 28, 2025, representing an increase of 151.0% over the fiscal year.

At the close of the fiscal year, ASA’s total net assets rose to $1,099.9 million, reflecting performance-driven growth of $655.7 million net of dividends and share repurchases compared to the end of fiscal year 2024.

Discount

At the end of fiscal year 2025, ASA shares were trading at a market price that was a 9.9% discount to its Net Asset Value per share (NAV). During the fiscal year, the discount averaged 10.4%.

During the fiscal year ended November 30, 2025, the Company repurchased shares pursuant to its publicly announced share repurchase program, which authorizes opportunistic repurchases when shares are trading at a discount to NAV, in accordance with parameters established by the Company’s Board of Directors (the “Board”). Repurchase activity during the fiscal year reflected a combination of market conditions and periods during which the Company was restricted from transacting.

For the program term that ended April 30, 2025, the Company repurchased a total of 378,782 shares in the open market. On March 28, 2025, the Board unanimously approved the renewal of the share repurchase program upon expiration of the prior term, authorizing the repurchase of up to 5% of the Company’s outstanding shares from May 1, 2025, through April 30, 2026, unless terminated sooner, at the discretion of the Board. As of November 30, 2025, the Company had repurchased a total of 123,167 shares since renewal of the program, representing approximately 0.65% of the shares outstanding.

Since 2019, ASA’s annual average discount has gradually been narrowing:

[1]	Past performance is not indicative of future results. The NYSE Arca Gold Miners Index is unmanaged and does not reflect the deduction of fees or expenses.

ASA Gold and Precious Metals Limited

Letter to Shareholders

November 30, 2025

Dividend

In March 2025, ASA announced an increase of its annual dividend; during the fiscal year, the Company distributed $0.06 per share to shareholders.

Fee waiver

In April 2024, Merk Investments voluntarily agreed to waive 0.05% of its advisory fee on managed net assets between $100 million and $300 million, effective April 1, 2024, through March 31, 2025, to help offset extraordinary expenses from the proxy contest for the 2024 Annual Meeting.

This voluntary waiver is separate from, and in addition to, Merk’s ongoing waiver arrangement. Since December 1, 2020, Merk has continued to waive a portion of its advisory fee equal to an annual rate of 0.05% of the Company’s managed net assets exceeding $300 million, and an additional 0.10% of the Company’s managed net assets exceeding $500 million.

Portfolio Management Discussion

During the fiscal year ended November 30, 2025, ASA’s portfolio delivered strong performance relative to the Index. As in prior years, Merk’s active management approach—focused on bottom-up fundamental analysis and disciplined portfolio construction—was the primary driver of outperformance. This performance was achieved in a market environment characterized by continued dispersion across market capitalizations, with large-cap producers often lagging smaller, operationally focused companies.

Company-specific catalysts across the portfolio—particularly among small and mid-capitalization producers and development-stage companies selected for such potential—drove positive attribution during the year. Several of ASA’s long-held investments continued to benefit from improved operating performance, balance sheet strength, and disciplined capital allocation. These positions reflect the portfolio team’s long-term relationships with management teams and confidence in the underlying business plans. Select additions and position sizing adjustments during the fiscal year also contributed positively as valuation gaps narrowed and operational milestones were achieved.

During the fiscal year, gold prices remained supported by a combination of monetary policy uncertainty, ongoing geopolitical risk, and investor concerns surrounding fiscal sustainability. The large move in the gold price drove significant outperformance by the gold equities, while ASA’s portfolio outperformed due to its emphasis on companies with identifiable production growth profiles and expanding margins. In contrast, many large-cap producers faced persistent cost inflation and operational complexity, which weighed on their share price performance and reinforced the adviser’s existing underweighting of that segment of the market.

The macroeconomic backdrop during fiscal 2025 remained dynamic. Central bank policy continued to evolve as policymakers balanced inflation trends against slowing economic growth and labor market signals. In this environment, gold retained its role as a portfolio diversifier and store of value, while well-positioned mining companies benefited from higher realized prices and improving free cash flow generation. At the same time, in our assessment, management teams of portfolio companies across the sector remained focused on capital discipline, balance sheet repair, and shareholder returns.

Please reach out to us with questions at any time at asaltd.com/contact.

Peter Maletis	James Holman	Axel Merk
Portfolio Manager	Portfolio Manager	Chief Investment Officer

ASA Gold and Precious Metals Limited

Forward-Looking Statements

November 30, 2025

This shareholder letter includes forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company, or industry results, to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. The Company’s actual performance or results may differ from its beliefs, expectations, estimates, goals and projections, and consequently, investors should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and generally can be identified by words such as “believe,” “anticipate,” “estimate,” “expect,” “intend,” “should,” “may,” “will,” “seek,” or similar expressions or their negative forms, or by references to strategy, plans, goals or intentions. The absence of these words or references does not mean that the statements are not forward-looking. The Company’s performance or results can fluctuate from month to month depending on a variety of factors, a number of which are beyond the Company’s control and/or are difficult to predict, including without limitation: the Company’s investment decisions, the performance of the securities in its investment portfolio, economic, political, market and financial factors, and the prices of gold, platinum and other precious minerals that may fluctuate substantially over short periods of time. The Company may or may not revise, correct or update the forward-looking statements as a result of new information, future events or otherwise.

The Company concentrates its investments in the gold and precious minerals sector. This sector may be more volatile than other industries and may be affected by movements in commodity prices triggered by international monetary and political developments. The Company is a non-diversified fund and, as such, may invest in fewer investments than that of a diversified portfolio. The Company may invest in smaller-sized companies that may be more volatile and less liquid than larger more established companies. Investments in foreign securities, especially those in the emerging markets, may involve increased risk as well as exposure to currency fluctuations. Shares of closed-end funds frequently trade at a discount to net asset value. All performance information reflects past performance and is presented on a total return basis. Past performance is no guarantee of future results. Current performance may differ from the performance shown. There can be no assurance that the Company will achieve its investment objective. The market value and net asset value of the shares of the Company may decline and are subject to material volatility risk. Investors may lose money. Please consider risk factors applicable to the Company which are set forth in the Annual Report.

This shareholder letter does not constitute an offer to sell or solicitation of an offer to buy any securities.

ASA Gold and Precious Metals Limited

Performance Returns

November 30, 2025 (Unaudited)

10-Year Performance Returns (Unaudited)

Comparison of Change in Value of a $10,000 Investment

ASA Gold and Precious Metals – Share Price and NYSE ARCA Gold Miners Index (GDM)(1)

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in ASA Gold and Precious Metals, Ltd. (the “Company”) compared with the performance of the benchmark, NYSE ARCA Gold Miners Index (GDM), over the past ten fiscal years. The total return of the index includes the reinvestment of dividends and income. The total return of the Company (on a market basis) includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Company is professionally managed, while the index is unmanaged and is not available for investment.

Fiscal Year Total Returns

Best Quarter (NAV):	Q2 2020	80.11%
Worst Quarter (NAV):	Q2 2022	-34.86%

ASA Gold and Precious Metals Limited

Performance Returns

November 30, 2025 (Unaudited)

Performance Returns

Average Annual Total Returns

For the years ended November 30, 2025	1 Year	3 Year	5 Year	10 Year(1)
ASA Gold and Precious Metals LTD Fund - NAV	151.02%	51.65%	19.64%	21.77%
ASA Gold and Precious Metals LTD Fund - Share Price	158.99%	54.89%	21.68%	22.34%
NYSE Arca Gold Miners Index(2)	123.95%	44.73%	21.02%	21.29%

(1)	Merk Investments commenced managing the Company on April 12, 2019. Performance for periods prior to such date reflects the performance of a different investment manager with a different investment approach.

(2)	The NYSE Arca Gold Miners Index (NTR) (the “Index”) is a net total return modified capitalization weighted index comprised of publicly traded companies primarily involved in the mining of gold and silver in locations around the world. The Company does not attempt to replicate the Index. The Index does not necessarily reflect investments in other precious metals companies (e.g., silver, platinum, and diamonds) in which the Company may invest. Data about the performance of the Index is prepared or obtained by Management and include reinvestment of all income dividends and other distributions, if any. The Company may invest in securities not included in the Index and does not invest in all securities included in Index.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit http://www.asaltd.com/investor-information/factsheets.

The results shown in the table reflects the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Company distributions or on the sale of the Company’s common shares.

The investment return and market price will fluctuate and the Company’s common shares may trade at prices above or below NAV. The Company’s common shares, when sold, may be worth more or less than their original cost.

(1)	The NYSE Arca Gold Miners Index (GDM) (the “Index”) is a net total return modified capitalization weighted index comprised of publicly traded companies primarily involved in the mining of gold and silver in locations around the world. The Company does not attempt to replicate the Index. The Index does not necessarily reflect investments in other precious metals companies (e.g., silver, platinum, and diamonds) in which the Company may invest. Data about the performance of the Index is prepared or obtained by Management and include reinvestment of all income dividends and other distributions, if any. The Company may invest in securities not included in the Index and does not invest in all securities included in Index.

For more complete information about the Company, please call us directly at 1-800-432-3378, or visit the Company’s website at www.asaltd.com.

ASA Gold and Precious Metals Limited

Certain Investment Policies and Restrictions

November 30, 2025 (Unaudited)

The following is a summary of certain of the Company’s investment policies and restrictions and is subject to the more complete statements contained in documents filed with the Securities and Exchange Commission.

The concentration of investments in a particular industry or group of industries. It is a fundamental policy (i.e., a policy that may be changed only by shareholder vote) of the Company that at least 80% of its total assets be (i) invested in common shares or securities convertible into common shares of companies engaged, directly or indirectly, in the exploration, mining or processing of gold, silver, platinum, diamonds or other precious minerals, (ii) held as bullion or other direct forms of gold, silver, platinum or other precious minerals, (iii) invested in instruments representing interests in gold, silver, platinum or other precious minerals such as certificates of deposit therefor, and/or (iv) invested in securities of investment companies, including exchange traded funds, or other securities that seek to replicate the price movement of gold, silver or platinum bullion. Compliance with the percentage limitation relating to the concentration of the Company’s investments will be measured at the time of investment. If investment opportunities deemed by the Company to be attractive are not available in the types of securities referred to in the preceding paragraph, the Company may deviate from the investment policy outlined in that paragraph and make temporary investments of unlimited amounts in securities issued by the U.S. Government, its agencies or instrumentalities or other high quality money market instruments.

The percentage of voting securities of any one issuer that the company may acquire. It is a non-fundamental policy (i.e., a policy that may be changed by the Board of Directors) of the Company that the Company shall not purchase a security if, at the time of purchase, more than 20% of the value of its total assets would be invested in securities of the issuer of such security.

ASA Gold and Precious Metals Limited

Report of Independent Registered Public Accounting Firm

November 30, 2025

To the Board of Directors of and Shareholders of

ASA Gold and Precious Metals Limited

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of ASA Gold and Precious Metals Limited (the “Company”), including the schedule of investments, as of November 30, 2025, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of November 30, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Company’s auditor since 2012.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2025, by correspondence with the custodian, transfer agent, brokers and private companies. When replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

January 29, 2026

ASA Gold and Precious Metals Limited

Schedule of Investments

November 30, 2025

Name of Company	Principal Amount	Value	% of Net Assets
Corporate Convertible Bond
Gold mining, exploration, development and royalty companies
Canada
Orla Mining, Ltd., 4.50%, 3/1/30(1)	10,010,000	$17,726,392	1.6%
United States
Bendito Resources, Inc., 9.47%, 12/31/25(1)(2)	1,200,000	1,200,000	0.1
i-80 Gold Corp., 8.00%, 2/22/27(1)(2)	3,000,000	3,303,000	0.3
		4,503,000	0.4
Total Gold mining, exploration, development and royalty companies (Cost $11,099,506)		22,229,392	2.0
Diversified metals mining, exploration, development and royalty companies
Canada
Magna Mining, Inc., 10.00%, 3/5/29(1)	4,300,000	4,169,380	0.4
Total Corporate Convertible Bond (Cost $14,022,555)		26,398,772	2.4

Name of Company	Shares	Value	% of Net Assets
Common Shares
Gold mining, exploration, development and royalty companies
Australia
Alicanto Minerals, Ltd.(3)	65,150,765	2,283,564	0.2
Ballard Mining, Ltd.(3)	2,033,793	892,733	0.1
Barton Gold Holdings, Ltd.(3)	11,000,000	8,431,770	0.8
Gorilla Gold Mines, Ltd.(3)	5,263,158	1,448,224	0.1
LCL Resources, Ltd.(3)	36,750,000	144,460	0.0
Midas Minerals, Ltd.(3)	10,200,000	2,606,184	0.2
Prodigy Gold NL(3)	17,366,292	682,651	0.1
Tolu Minerals, Ltd.(3)(4)	25,000,000	21,128,560	1.9
Westgold Resources, Ltd.	9,475,000	37,865,983	3.4
		75,484,129	6.8
Canada
Agnico Eagle Mines, Ltd.	80,000	13,954,400	1.3
Alamos Gold, Inc.	450,000	16,875,000	1.5
American Pacific Mining Corp.(3)	3,000,000	429,353	0.0
Angel Wing Metals, Inc.(3)	4,650,000	133,100	0.0
Atex Resources, Inc.(3)	12,525,000	21,420,981	2.0
B2Gold Corp.	2,000,000	9,240,000	0.8
Equinox Gold Corp.(3)	4,900,000	68,584,923	6.2
G Mining Ventures Corp.(3)	5,200,000	123,278,829	11.2
G2 Goldfields, Inc.(3)	2,550,000	9,069,019	0.8
GoGold Resources, Inc.(3)	9,357,140	17,476,215	1.6
Gold Candle, Ltd. 144A(1)(3)(5)	4,483,209	8,822,373	0.8
Lahontan Gold Corp.(3)(4)	41,259,000	4,871,541	0.4
Lotus Gold Corp. 144A(1)(3)(5)	5,912,500	2,115,460	0.2
Minera Alamos, Inc.(3)(4)	55,557,900	16,896,567	1.5
Monarch Mining Corp.(1)(3)	7,300,000	0	0.0
New Found Gold Corp.(3)	2,350,000	5,566,210	0.5
Newcore Gold, Ltd.(3)	7,040,000	3,224,158	0.3
Onyx Gold Corp.(3)	675,000	763,176	0.1
Orla Mining, Ltd.(3)	6,200,000	87,420,000	8.0
Red Pine Exploration, Inc.(3)(4)	36,806,783	3,950,780	0.4
Robex Resources, Inc.(3)	14,507,718	49,344,385	4.5

The notes to financial statements form an integral part of these statements.	9

ASA Gold and Precious Metals Limited

Schedule of Investments

November 30, 2025

Name of Company	Shares	Value	% of Net Assets
Gold mining, exploration, development and royalty companies (continued)
Canada (continued)
Sable Resources, Ltd.(3)(4)	26,160,000	$748,792	0.1%
Signature Resources, Ltd.(3)(4)	23,000,000	1,069,806	0.1
South Pacific Metals Corp.(3)	2,100,000	901,642	0.1
STLLR Gold, Inc.(3)	1,291,080	1,478,212	0.1
Sua Holdings, Ltd.(1)(3)	10,600,000	15,170	0.0
Talisker Resources, Ltd.(3)	2,500,000	2,450,893	0.2
TDG Gold Corp.(3)	9,227,925	6,075,130	0.6
Torex Gold Resources, Inc.	637,200	29,925,533	2.7
Westhaven Gold Corp.(3)	5,500,000	688,754	0.1
		506,790,402	46.1
Total Gold mining, exploration, development and royalty companies (Cost $216,270,408)		582,274,531	52.9
Diversified metals mining, exploration, development and royalty companies
Australia
Bellavista Resources, Ltd.(3)	4,946,949	1,685,314	0.1
Castile Resources, Ltd.(3)	19,143,255	1,316,877	0.1
Cygnus Metals, Ltd.(3)	47,670,615	3,903,921	0.4
Delta Lithium, Ltd.(3)	17,412,850	2,509,763	0.2
FireFly Metals, Ltd.(3)	9,811,413	12,103,909	1.1
Geopacific Resources, Ltd.(3)	75,617,820	1,882,556	0.2
Magnetic Resources Corp.(3)	11,538,462	9,600,455	0.9
Nexus Minerals, Ltd.(3)(4)	36,000,000	1,816,073	0.2
Predictive Discovery, Ltd.(3)	106,183,334	44,174,360	4.0
		78,993,228	7.2
Canada
Americas Gold & Silver Corp.(3)(4)	25,679,000	114,026,394	10.4
Carcetti Capital Corp.(1)(3)	17,892,000	25,606,641	2.4
Cartier Resources, Inc.(3)	6,923,100	1,065,130	0.1
Cayenne Copper, Ltd. 144A(1)(3)(4)(5)	34,000,000	6,750,854	0.6
Culico Metals, Inc.(3)	1,906,250	327,382	0.0
Desert Gold Ventures, Inc.(3)(4)	14,569,264	677,664	0.1
Emerita Resources Corp.(3)	2,602,950	2,533,194	0.2
Evolve Strategic Element Royalties, Ltd. 144A(1)(3)(5)	5,904,000	3,379,870	0.3
Fuerte Metals Corp.(3)	1,800,000	6,182,690	0.6
Integra Resources Corp.(3)	2,562,527	8,967,901	0.8
Investmin Resources 144A(1)(3)(5)	13,030,000	9,324,126	0.9
Liberty Gold Corp.(3)	12,482,000	7,324,226	0.7
Lithium Africa Resources Corp. 144A 144A(1)(3)(5)	249,265	3,062,255	0.2
Lux Metals Corp.(3)	617,500	70,700	0.0
Max Resource Corp.(3)	8,200,000	645,461	0.1
Metalla Royalty & Streaming, Ltd.(3)	3,000,000	22,200,000	2.0
Pan Global Resources, Inc.(3)	6,350,000	727,039	0.1
Pecoy Copper Corp.(3)	3,250,000	2,093,098	0.2
Ridgeline Minerals Corp.(3)(4)	11,900,000	2,256,610	0.2
Roxmore Resources, Inc.(3)(4)	4,800,000	6,629,218	0.6
Thesis Gold, Inc.(3)(4)	16,866,667	22,932,246	2.0
		246,782,699	22.5
United States
Bendito Resources, Inc. 144A(1)(2)(3)(5)	8,688,000	2,172,000	0.2
Q-Gold Resources Ltd(3)(4)	12,000,000	2,404,380	0.2

10	The notes to financial statements form an integral part of these statements.

ASA Gold and Precious Metals Limited

Schedule of Investments

November 30, 2025

Name of Company	Shares	Value	% of Net Assets
Diversified metals mining, exploration, development and royalty companies (continued)
United States (continued)
San Cristobal Mining, Inc. 144A 144A(1)(3)(5)	2,783,332	$44,533,312	4.1%
Southwest Critical Materials 144A(1)(3)(5)	15,000,000	15,000,000	1.3
		64,109,692	5.8
Total Diversified metals mining, exploration, development and royalty companies (Cost $195,181,632)		389,885,619	35.5
Silver mining, exploration, development and royalty companies
Australia
Andean Silver, Ltd.(3)	3,500,000	4,379,672	0.4
Canada
Andean Precious Metals Corp.(3)	1,823,200	11,272,280	1.0
Bunker Hill Mining Corp.(3)	6,250,000	894,486	0.1
Discovery Silver Corp.(3)	5,400,000	29,831,479	2.7
Guanajuato Silver Co., Ltd.(3)	24,167,000	8,646,821	0.8
Silver Mountain Resources, Inc.(3)	1,828,166	4,120,880	0.4
Silver Tiger Metals, Inc.(3)	22,000,000	12,122,079	1.1
Tier One Silver, Inc.(3)	25,500,000	2,280,940	0.2
		69,168,965	6.3
Total Silver mining, exploration, development and royalty companies (Cost $31,484,643)		73,548,637	6.7
Total Common Shares (Cost $442,936,683)		1,045,708,787	95.1

Preferred Shares
Gold mining, exploration, development and royalty companies
United States
Laurentian Mountain Resources 144A(1)(3)(5)	3,640,959	3,640,959	0.3
Total Preferred Shares (Cost $3,500,000)		3,640,959	0.3

Rights
Silver mining, exploration, development and royalty companies
Canada
Pan American Silver Corp. (Exercise Price $1.00, Exp. Date 02/22/2029)(1)(3)	393,200	267,745	0.0
Total Rights (Cost $136,720)		267,745	0.0

Warrants
Gold mining, exploration, development and royalty companies
Australia
Prodigy Gold NL (Exercise Price $0.10, Exp. Date 11/30/2027)(1)(3)	1,937,500	1,269	0.0
Canada
Atex Resources (Exercise Price $4.00, Exp. Date 11/06/2029)(1)(3)	950,000	286,200	0.0
GoGold Resources, Inc. (Exercise Price $3.50, Exp. Date 11/27/2028)(1)(3)	2,875,000	1,041,003	0.1
Lahontan Gold Corp. (Exercise Price $0.10, Exp. Date 04/30/2027)(1)(3)(4)	2,550,000	125,908	0.0
Lahontan Gold Corp. (Exercise Price $0.12, Exp. Date 09/01/2026)(1)(3)(4)	4,150,000	145,515	0.0
Laurentian Mountain Resources (Exercise Price $1.00, Exp. Date 12/31/2049)(1)(3)	3,640,959	0	0.0
Lotus Gold Corp. (Exercise Price $0.75, Exp. Date 02/16/2027)(1)(3)	2,200,000	3,149	0.0
Lotus Gold Corp. (Exercise Price $0.75, Exp. Date 06/08/2027)(1)(3)	506,250	1,449	0.0
Minera Alamos, Inc. (Exercise Price $7.05, Exp. Date 09/17/2028)(1)(3)(4)	55,557,900	2,107,101	0.2

The notes to financial statements form an integral part of these statements.	11

ASA Gold and Precious Metals Limited

Schedule of Investments

November 30, 2025

Name of Company	Shares	Value	% of Net Assets
Gold mining, exploration, development and royalty companies (continued)
Canada (continued)
Monarch Mining Corp. Wa (Exercise Price $0.95, Exp. Date 04/06/2027)(1)(3)	1,700,000	$0	0.0%
Orla Mining, Ltd. (Exercise Price $11.5, Exp. Date 03/01/2030)(1)(3)	836,278	6,312,255	0.6
Red Pine Exploration, Inc. (Exercise Price $0.15, Exp. Date 07/08/2028)(1)(3)(4)	3,884,868	63,939	0.0
Signature Resources, Ltd. (Exercise Price $0.10, Exp. Date 10/29/2026)(1)(3)(4)	11,500,000	0	0.0
South Pacific Metals Corp. (Exercise Price $0.90, Exp. Date 12/08/2027)(1)(3)	1,050,000	3,757	0.0
		10,090,276	0.9
Total Gold mining, exploration, development and royalty companies (Cost $3,119,723)		10,091,545	0.9
Diversified metals mining, exploration, development and royalty companies
Canada
Cartier Resources, Inc. (Exercise Price $0.18, Exp. Date 04/14/2030)(1)(3)	6,923,100	317,062	0.0
Integra Resources Corp. (Exercise Price $1.20, Exp. Date 03/13/2027)(1)(3)	275,000	728,899	0.1
Lithium Africa Resources Corp. (Exercise Price $3.70, Exp. Date 08/29/2030)(1)(3)	107,000	23,353	0.0
Lithium Africa Resources Corp. (Exercise Price $37.00, Exp. Date 04/22/2030)(1)(3)	61,100	122,598	0.0
Q-Gold Resources (Exercise Price $0.20, Exp. Date 10/03/2027)(1)(3)(4)	6,000,000	386,418	0.1
Ridgeline Minerals Corp. (Exercise Price $0.12, Exp. Date 05/07/2026)(1)(3)(4)	1,450,000	90,272	0.0
Ridgeline Minerals Corp. (Exercise Price $0.25, Exp. Date 02/13/2027)(1)(3)(4)	4,500,000	112,705	0.0
		1,781,307	0.2
Total Diversified metals mining, exploration, development and royalty companies (Cost $282,917)		1,781,307	0.2
Silver mining, exploration, development and royalty companies
Canada
Bunker Hill Mining Corp. (Exercise Price $0.60, Exp. Date 02/09/2026)(1)(3)	1,250,000	0	0.0
Guanajuato Silver Co., Ltd. (Exercise Price $0.35, Exp. Date 10/30/2026)(1)(3)	2,083,500	254,949	0.0
Guanajuato Silver Co., Ltd. (Exercise Price $0.65, Exp. Date 10/09/2028)(1)(3)	10,000,000	701,277	0.1
Silver Mountain Resources, Inc. (Exercise Price $0.01, Exp. Date 11/18/2027)(1)(3)	480,750	173,386	0.0
Silver Mountain Resources, Inc. (Exercise Price $0.01, Exp. Date 5/18/2026)(1)(3)	480,750	108,366	0.0
Silver Mountain Resources, Inc. (Exercise Price $2.20, Exp. Date 04/24/2028)(1)(3)	200,000	185,767	0.0
Tier One Silver, Inc. (Exercise Price $0.11, Exp. Date 09/16/2028)(1)(3)	25,500,000	583,921	0.1
		2,007,666	0.2
Total Silver mining, exploration, development and royalty companies (Cost $1,109,015)		2,007,666	0.2
Total Warrants (Cost $4,511,655)		13,880,518	1.3

12	The notes to financial statements form an integral part of these statements.

ASA Gold and Precious Metals Limited

Schedule of Investments

November 30, 2025

	Shares	Value	% of Net Assets
Money Market Fund
Federated Hermes US Treasury Cash Reserves - Institutional Shares, 3.59%(6)	4,090,260	4,090,260	0.4
Total Money Market Fund (Cost $4,090,260)		$4,090,260	0.4%
Investments, at value (Cost 469,197,873)		1,093,987,041	99.5
Cash, receivables and other assets less other liabilities		5,912,978	0.5
Net assets		$1,099,900,019	100%

(1)	Security fair valued in accordance with procedures adopted by the Board of Directors. At the period end, the value of these securities amounted to $164,970,055 or 15.00% of net assets.
(2)	Interest paid at maturity
(3)	Non-income producing security.
(4)	Investment in affiliate. See Note 2 Summary of Significant Accounting Policies.
(5)	Security exempt from registration under Rule 144A under the securities act of 1933. At the period end, the value of these securities amounted to $98,801,209 or 8.98% of net assets.
(6)	Dividend yield changes daily to reflect current market conditions. Rate was quoted yield as of November 30, 2025.

ADR	American Depository Receipt
PLC	Public Limited Company

Portfolio Statistics (Unaudited)

November 30, 2025

Geographic Breakdown
Australia	14.4%
Canada	78.2
United States	6.9
Other assets less other liabilities	0.5
100.0%

The notes to financial statements form an integral part of these statements.	13

ASA Gold and Precious Metals Limited

Statement of Assets and Liabilities

November 30, 2025

ASSETS
Unaffiliated investments, at value (Cost $367,714,670)	$884,795,699
Affiliated investments, at value (Cost 101,483,203)	209,191,342
Investments, at value (Cost 469,197,873)	1,093,987,041
Cash	19,038
Foreign currency, at value (Cost $4,105,806)	4,116,514
Receivable for investments sold	2,955,154
Dividend and interest receivable, net of witholding taxes payable	703,560
Prepaid expenses	224,997
Total assets	1,102,006,304

LIABILITIES
Liability for retirement benefits due to retired directors	828,405
Accrued investment adviser fees	502,152
Accrued fund service fees	62,994
Common shares purchased	18,029
Other expenses	694,705
Total liabilities	2,106,285
Net assets	$1,099,900,019

Common shares $1 par value
Authorized: 40,000,000 shares
Issued and outstanding: 18,787,956	$18,787,956
Share premium (capital surplus)	1,336,785
Distributable earnings	1,079,775,278
Net assets	$1,099,900,019
Net asset value per share	58.54

The closing price of the Company's shares on the New York Stock Exchange was $52.72 on November 30, 2025

14	The notes to financial statements form an integral part of these statements.

ASA Gold and Precious Metals Limited

Statement of Operations

For the Year Ended November 30, 2025
Investment Income
Dividend Income from unaffiliated investments (net of withholding taxes $766,063)	$2,994,086
Interest income from unaffiliated investments (net of withholding taxes of $64,802)	$986,207
Total investment income	3,980,293

Expenses
Investment adviser fees	4,794,777
Fund services fees	302,454
Transfer agent fees	71,244
Retired directors's fees	532,099
Directors' fees and expenses	211,277
Custodian fees	194,205
Insurance fees	103,605
Compliance services fees	90,862
Reports to shareholders and printing fees	63,220
Audit fees	33,598
Legal fees	29,659
Extraordinary expenses (Note 4)	6,581,565
Other expenses	177,328
Total Expenses	13,185,893
Fees waived/expenses reimbursed by Adviser (Note 4)	(417,783)
Net Expenses	12,768,110
Net Investment Loss	(8,787,817)

Net realized and unrealized gain (loss) from investments and foreign currency transactions
Gain on unaffiliated investments	138,159,206
Gain on affiliated investments	6,020,868
Net realized gain from investments	144,180,074
Net realized gain (loss) from foreign currency transactions
Foreign Currency	(930,168)
Net realized loss from foreign currency transactions	(930,168)
Net increase in unrealized appreciation (depreciation) on unaffiliated investments
Balance, beginning of year	116,652,699
Transfers	(2,273,879)
Balance, end of year	517,081,029
Net increase in unrealized appreciation (depreciation) on unaffiliated investments	402,702,209
Net increase in unrealized appreciation (depreciation) on affiliated investments
Balance, beginning of year	(21,397,907)
Transfers	2,273,879
Balance, end of year	107,708,139
Net increase in unrealized appreciation (depreciation) on affiliated investments	126,832,167
Net unrealized gain on translation of assets and liabilities in foreign currencies	76,963
Net realized and unrealized gain from investments and foreign currency transactions	672,861,245
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$664,073,428

The notes to financial statements form an integral part of these statements.	15

ASA Gold and Precious Metals Limited

Statement of Changes in Net Assets

	For the Year Ended November 30, 2025	For the Year Ended November 30, 2024
Net investment loss	$(8,787,817)	$(4,264,644)
Net realized gain	144,180,074	65,331,657
Net realized loss from foreign currency transactions	(930,168)	(18,124)
Net increase in unrealized appreciation on investments	529,534,376	54,338,441
Net unrealized gain (loss) on translation of assets and liabilities in foreign currency	76,963	(91,497)
Net increase in net assets resulting from operations	664,073,428	115,295,833
Dividends paid	(1,129,808)	(766,344)

Share transactions:
Net decrease from repurchase of common shares (Note 8)	(7,197,255)	(5,288,298)
Net increase in net assets	655,746,365	109,241,191
Net assets, beginning of year	444,153,654	334,912,463
Net assets, end of year	$1,099,900,019	$444,153,654

Share transactions:
Net decrease in shares outstanding from repurchase of common shares (Note 8)	(227,356)	(274,593)
Shares outstanding, beginning of year	19,015,312	19,289,905
Shares outstanding, ending of year	18,787,956	19,015,312

16	The notes to financial statements form an integral part of these statements.

ASA Gold and Precious Metals Limited

Notes to Financial Statements

November 30, 2025

1. Organization

ASA Gold and Precious Metals Limited (the “Company”) is a non-diversified, closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Company was initially organized as a public limited liability company in the Republic of South Africa in June 1958. On November 11, 2004, the Company’s shareholders approved a proposal to move the Company’s place of incorporation from the Republic of South Africa to the Commonwealth of Bermuda by reorganizing itself into an exempted limited liability company formed in Bermuda. The Company is registered with the Securities and Exchange Commission (the “SEC”) pursuant to an order under Section 7(d) of the 1940 Act.

The Company seeks long-term capital appreciation primarily through investing in companies engaged in the exploration for, development of projects or mining of precious metals and minerals. The Company is managed by Merk Investments LLC (the “Adviser”).

The Company included herein is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Company are used by the Adviser, to make investment decisions, and the results of the operations, as shown on the Statement of Operations and the financial highlights for the Company are the information utilized for the day-to-day management of the Company. The Company is party to the expense agreements as disclosed in the Notes to the Financial Statements and there are no resources allocated to the Company based on performance measurements. Due to the significance of oversight and their role in the investment decision-making process, the Adviser's Chief Investment Officer is deemed to be the Chief Operating Decision Maker.

2. Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies:

A. Security valuation

The net asset value of the Company generally is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the date for which the valuation is being made (the “Valuation Time”). Portfolio securities listed on U.S. and foreign stock exchanges generally are valued at the last reported sale price as of the Valuation Time on the exchange on which the securities are primarily traded, or the last reported bid price if a sale price is not available.

Pursuant to Rule 2a-5 under the Investment Company Act, the Company’s Board of Directors (the "Board") has designated the Adviser, as defined in Note 1, as the Company’s valuation designee to perform any fair value determinations for securities and other assets held by the Company. The Adviser is subject to the oversight of the Board and certain reporting and other requirements intended to provide the Board the information needed to oversee the Adviser's fair value determinations. The Adviser is responsible for determining the fair value of investments in accordance with policies and procedures that have been approved by the Board. Under these procedures, the Adviser convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and unobservable inputs, when arriving at fair value. The Board has approved the Adviser’s fair valuation procedures as a part of the Company’s compliance program and will review any changes made to the procedures.

Securities traded over the counter are valued at the last reported sale price or the last reported bid price if a sale price is not available. Securities listed on foreign stock exchanges may be fair valued at a value other than the last reported sale price or last reported bid price based on significant events that have occurred subsequent to the close of the foreign markets. Shares of non-exchange traded open-end mutual funds are valued at net asset value (“NAV”). To value its warrants, the Company's valuation designee typically utilizes the Black-Scholes model using the listed price for the underlying common shares. The valuation is a combination of value of the stock price less the exercise price, plus some value related to the volatility of the stock over the remaining time period prior to expiration.

Securities for which current market quotations are not readily available are valued at their fair value as determined in accordance with procedures approved by the Board. If a security is valued at a “fair value,” that value may be different from the last quoted price for the security. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the nature of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion rights on the security; and changes in overall market conditions.

ASA Gold and Precious Metals Limited

Notes to Financial Statements

November 30, 2025

The difference between cost and market value is reflected separately as net unrealized appreciation (depreciation) on investments. The net realized gain or loss from the sale of securities is determined for accounting purposes on the identified cost basis.

B. Fair value measurement

In accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), fair value is defined as the price that the Company would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Company’s investments. The inputs are summarized in the three broad levels listed below.

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for identical instruments on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 – Unobservable inputs for the assets or liability to the extent that relevant observable inputs are not available, representing the Company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

ASA Gold and Precious Metals Limited

Notes to Financial Statements

November 30, 2025

The following is a summary of the inputs used as of November 30, 2025 in valuing the Company's investments at fair value:

Investment in Securities

Measurements at November 30, 2025

	Level 1	Level 2	Level 3	Total
Common Shares
Gold mining, exploration, development and royalty companies	$571,321,528	$–	$10,953,003	$582,274,531
Diversified metals mining, exploration, development and royalty companies	280,056,561	–	109,829,058	389,885,619
Silver mining, exploration, development and royalty companies	73,548,637	–	–	73,548,637
Corporate Convertible Bond
Diversified metals mining, exploration, development and royalty companies	–	–	4,169,380	4,169,380
Gold mining, exploration, development and royalty companies	–	–	22,229,392	22,229,392
Money Market Fund
Total Investments	4,090,260	–	–	4,090,260
Warrants
Diversified metals mining, exploration, development and royalty companies	–	–	1,781,307	1,781,307
Gold mining, exploration, development and royalty companies	–	–	10,091,545	10,091,545
Silver mining, exploration, development and royalty companies	–	–	2,007,666	2,007,666
Preferred Shares
Gold mining, exploration, development and royalty companies	–	–	3,640,959	3,640,959
Rights
Silver mining, exploration, development and royalty companies	–	–	267,745	267,745
	$929,016,986	$–	$164,970,055	$1,093,987,041

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value.

	Convertible Corporate Bonds	Common and Preferred Shares	Rights	Warrants
Balance November 30, 2024	4,286,700	39,421,214	128,802	2,791,247
Purchases	9,830,585	66,709,776	–	4,030,571
Sales	–	(3,258,243)	–	(2,266,427)
Realized loss	–	2,624,792	–	(158,163)
Accretion of discount	15,847	–	–	–
Net change in unrealized appreciation (depreciation)	12,265,640	18,925,481	138,943	9,483,290
Balance November 30, 2025	26,398,772	124,423,020	267,745	13,880,518
Net change in unrealized appreciation (depreciation) from investments held as of November 30, 2025	12,265,640	18,925,481	138,943	9,483,290

Significant unobservable inputs developed by the valuation designee for Level 3 investments held at November 30, 2025 are as follows:

Asset Categories	Fair Value	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)	Impact to Valuation from an Increase in Input[1]
Corporate Convertible Bond[2]	$25,198,772	Implied Interest Rate	Discount	6.9% - 18.8% (9.0%)	Decrease
Corporate Convertible Bond[2]	1,200,000	Transaction Cost	None	None	None
Common and Preferred Shares[3]	124,423,020	Transaction Cost/Latest Round of Financing	None	None	None
Rights[4]	267,745	Discount to underlying security	Discount	70% (70%)	Decrease
Warrants[5]	13,880,518	Black Scholes Method	Volatility	0% - 40% (37%)	Increase

[1]	This column represents the directional change in the fair value of the level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect
[2]	Fair valued corporate convertible bonds are valued based transaction cost or by applying a fixed discount rate to the fixed income portion, which represents the implied interest rate that would have valued the entire corporate convertible bond at the time of issuance.
[3]	Fair valued common and preferred shares with no public market are valued based on transaction cost or latest round of financing.
[4]	Fair valued rights are valued based on the specifics of the rights at a discount to the market price of the underlying security.

ASA Gold and Precious Metals Limited

Notes to Financial Statements

November 30, 2025

[5]	Warrants are priced based on the Black Scholes Method; the key input to this method is modeled volatility of the investment; the lower the modeled volatility, the lower the valuation of the warrant.

ASA Gold and Precious Metals Limited

Notes to Financial Statements

November 30, 2025

C. Affiliated Companies

The Investment Company Act of 1940 defines affiliates as companies in which the Company owns at least 5% of the outstanding voting securities. The following is a summary of transactions with each affiliated company during the year ended November 30, 2025.

	Balance as of Nov 30,2024	Transfers In	Transfer Out	Purchases	Sales/ Corporate Actions	Net realized gain/loss on investments	Net change in unrealized appreciation/ depreciation	Balance as of November 30, 2025
Americas Gold & Silver Corp
Value	–	30,476,329	–	–	(9,504,270)	6,020,868	87,033,467	114,026,394
Cost	–	25,747,612	–	–	(3,483,402)	–	–	22,264,210
Share	–	71,151,028	–	–	(45,472,028)	–	–	25,679,000
Cayenne Copper Limited
Value	–	–	–	6,789,409	–	–	(38,555)	6,750,854
Cost	–	–	–	6,789,409	–	–	–	6,789,409
Share	–	–	–	34,000,000	–	–	–	34,000,000
Desert Gold Ventures Inc
Value	728,437	–	–	–	–	–	(50,773)	677,664
Cost	2,909,628	–	–	–	–	–	–	2,909,628
Share	14,569,264	–	–	–	–	–	–	14,569,264
Lahontan Gold Corp
Value	559,980	–	–	301,795	–	–	4,009,766	4,871,541
Cost	2,590,337	–	–	301,795	–	–	–	2,892,132
Share	19,600,000	–	–	21,659,000	–	–	–	41,259,000
Minera Alamos Inc
Value	–	–	–	12,970,716	–	–	3,925,851	16,896,567
Cost	–	–	–	12,970,716	–	–	–	12,970,716
Share	–	–	–	55,557,900	–	–	–	55,557,900
Nexus Minerals
Value	–	–	–	1,625,022	–	–	191,051	1,816,073
Cost	–	–	–	1,625,022	–	–	–	1,625,022
Share	–	–	–	36,000,000	–	–	–	36,000,000
Prime Mining
Value	10,053,927	–	–	1,446,487	(15,579,724)	–	4,079,310	–
Cost	14,133,237	–	–	1,446,487	(15,579,724)	–	–	–
Share	9,200,000	–	–	1,420,000	(10,620,000)	–	–	–
Q–Gold Resources Ltd
Value	–	–	–	1,269,545	–	–	1,134,834	2,404,379
Cost	–	–	–	1,269,545	–	–	–	1,269,545
Share	–	–	–	12,000,000	–	–	–	12,000,000
Red Pine Exploration Inc
Value	2,592,500	–	–	540,078	–	–	818,202	3,950,780
Cost	3,449,290	–	–	540,078	–	–	–	3,989,368
Share	29,037,047	–	–	7,769,736	–	–	–	36,806,783
Ridgeline Minerals Corp
Value	–	310,703	–	948,470	–	–	997,437	2,256,610
Cost	–	253,423	–	948,470	–	–	–	1,201,893
Share	–	2,900,000	–	9,000,000	–	–	–	11,900,000
Roxmore Resources Inc
Value	–	–	–	5,834,197	–	–	795,021	6,629,218
Cost	–	–	–	5,834,197	–	–	–	5,834,197
Share	–	–	–	48,000,000	(43,200,000)	–	–	4,800,000
Sable Resources Ltd
Value	653,977	–	–	–	–	–	94,815	748,792
Cost	3,354,140	–	–	–	–	–	–	3,354,140
Share	26,160,000	–	–	–	–	–	–	26,160,000
Signature Resources Ltd
Value	–	–	–	907,688	–	–	162,118	1,069,806

ASA Gold and Precious Metals Limited

Notes to Financial Statements

November 30, 2025

Cost	–	–	–	907,688	–	–	–	907,688
Share	–	–	–	23,000,000	–	–	–	23,000,000
TDG Gold Corp
Value	790,937	–	(6,075,130)	–	–	–	5,284,193	–
Cost	3,552,655	–	(3,552,655)	–	–	–	–	–
Share	9,227,925	–	(9,227,925)	–	–	–	–	–
Thesis Gold Inc
Value	6,731,188	–	–	702,223	–	–	15,498,835	22,932,246
Cost	13,756,784	–	–	702,223	–	–	–	14,459,007
Share	15,200,000	–	–	1,666,667	–	–	–	16,866,667
Tolu Minerals Ltd
Value	–	–	–	19,549,450	–	–	1,579,110	21,128,560
Cost	–	–	–	19,549,450	–	–	–	19,549,450
Share	–	–	–	25,000,000	–	–	–	25,000,000
Warrants
Desert Gold Ventures
Value	–	–	–	–	–	(4,629)	4,629	–
Cost	4,629	–	–	–	(4,629)	–	–	–
Share	594,132	–	–	–	(594,132)	–	–	–
Lahontan Gold Corp. Warrants 04/30/2027
Value	–	–	–	–	–	–	125,908	125,908
Cost	9,329	–	–	–	–	–	–	9,329
Share	2,550,000	–	–	–	–	–	–	2,550,000
Lahontan Gold Corp. Warrants 09/01/2026
Value	–	–	–	–	–	–	145,515	145,515
Cost	30,509	–	–	–	–	–	–	30,509
Share	4,150,000	–	–	–	–	–	–	4,150,000
Minera Alamos Inc
Value	–	–	–	1,373,845	–	–	733,256	2,107,101
Cost	–	–	–	1,373,845	–	–	–	1,373,845
Share	–	–	–	55,557,900	–	–	–	55,557,900
Prime Mining Warrants 6/10/2025
Value	302,275	–	–	–	(20,590)	–	(281,685)	–
Cost	20,590	–	–	–	(20,590)	–	–	–
Share	920,000	–	–	–	(920,000)	–	–	–
Q–Gold Resources Warrants
Value	–	–	–	21,518	–	–	364,900	386,418
Cost	–	–	–	21,518	–	–	–	21,518
Share	–	–	–	6,000,000	–	–	–	6,000,000
Red Pine Exploration, Inc. Warrants 07/08/2028
Value	–	–	–	28,425	–	–	35,514	63,939
Cost	–	–	–	28,425	–	–	–	28,425
Share	–	–	–	3,884,868	–	–	–	3,884,868
Ridgeline Minerals Corp. Warrants 02/13/2027
Value	–	–	–	3,172	–	–	109,533	112,705
Cost	–	–	–	3,172	–	–	–	3,172
Share	–	–	–	4,500,000	–	–	–	4,500,000
Ridgeline Minerals Corp. Warrants 05/07/2026
Value	–	10,357	–	–	–	–	79,915	90,272
Cost	–	–	–	–	–	–	–	–
Share	–	1,450,000	–	–	–	–	–	1,450,000
Signature Resources Ltd Warrants
Value	–	–	–	–	–	–	–	–
Cost	–	–	–	–	–	–	–	–
Share	–	–	–	11,500,000	–	–	–	11,500,000
Total Securities
Value	22,413,221	30,797,389	(6,075,130)	54,312,040	(25,104,585)	6,016,239	126,832,167	209,191,342
Cost	43,811,128	26,001,035	(3,552,655)	54,312,040	(19,088,345)	–	–	101,483,203
Share	131,208,368	75,501,028	(9,227,925)	356,516,071	(100,806,160)	–	–	453,191,382

ASA Gold and Precious Metals Limited

Notes to Financial Statements

November 30, 2025

At November 30, 2025, the value of investments in affiliated companies was $209,191,342, representing 19.0% of net assets and the total cost was $101,483,203.

D. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the rate of exchange reported by independent data providers. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The portion of the results arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. The resulting net foreign currency gain or loss is included on the Statements of Operations. Realized foreign currency gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Company’s books and the U.S. dollar equivalent of the amounts actually received or paid.

E. Securities Transactions and Investment Income

During the year ended November 30, 2025, sales and purchases of portfolio securities (other than temporary short-term investments) amounted to $202,872,409 and $217,737,006, respectively.

As of November 30, 2025, a significant portion of the Company’s assets consisted of securities of junior and intermediate mining company issuers.

Dividend income is recorded on the ex-dividend date, net of withholding taxes or ADR fees, if any. Interest income is recognized on the accrual basis. Premium is amortized to the next call date above par and discount is accreted to maturity using the effective interest method.

F. Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The reporting for financial statement purposes of dividends paid from net investment income and/or net realized gains may differ from their ultimate reporting for U.S. federal income tax purposes, primarily because of the separate line item reporting for financial statement purposes of foreign exchange gains or losses.

G. Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. It is management’s opinion that all adjustments necessary for a fair statement of the results of the interim periods presented have been made. All adjustments are of a normal recurring nature.

H. Basis of Presentation

The financial statements are presented in U.S. dollars. The Company is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification, Topic 946 “Financial Services - Investment Companies”.

I. Income Taxes

In accordance with U.S. GAAP requirements regarding accounting for uncertainties on income taxes, management has analyzed the Company’s tax positions taken on federal and state income tax returns, as applicable, for all open tax years (2021-2024). As of November 30, 2025, the Company has not recorded any unrecognized tax benefits. The Company’s policy, if it had unrecognized benefits, is to recognize accrued interest and penalties in operating expenses.

ASA Gold and Precious Metals Limited

Notes to Financial Statements

November 30, 2025

3. Tax Status of the Company

The Company is a “passive foreign investment company” (“PFIC”) for U.S. federal income tax purposes and is not subject to Bermuda tax as an exempted limited liability company organized under the laws of Bermuda. Nor is the Company generally subject to U.S. federal income tax, since it is a non-U.S. corporation whose only business activity in the United States is trading in stocks or securities for its own account; under the U.S. federal tax law that activity does not constitute engaging in the conduct of a trade or business within the United States, even if its principal office is located therein. As a result, its gross income is not subject to U.S. federal income tax, though certain types of income it earns from U.S. sources (such as dividends of U.S. payors) are subject to U.S. federal withholding tax.

4. Fees and Expenses and Other Transactions with Affiliates

Investment Adviser – Merk Investments LLC (the “Adviser”) is the investment adviser to the Company. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, from the Company at an annual rate of 0.70% of the Company’s average daily net assets.

The Adviser voluntarily agreed to waive a portion of its advisory fee, equal to an annual rate of 0.05% of the Company’s net assets exceeding $300 million, and an additional 0.10% of the Company’s net assets exceeding $500 million. In addition, the Adviser voluntarily agreed to waive a portion of its advisory fee, equal to an annual rate of 0.05% of the Company’s net assets exceeding $100 million and less than $300 million, effective for the period April 1, 2024 through March 31, 2025. This voluntary waiver is separate from, and in addition to the Adviser’s ongoing waiver arrangement. The Adviser may waive additional fees at any time. The Adviser waived $417,783 for the year ended November 30, 2025.

Other Service Providers – Effective October 1, 2025, SS&C Registered Fund Services serves as the Company’s fund accountant and fund administrator. Prior to October 1, 2025, Apex US Holdings LLC (d/b/a Apex Fund Services) (“Apex”) provided fund accounting, fund administration and compliance services to the Company. The fees related to these services are included in fund services fees within the Statement of Operations. Prior to October 1, 2025, Apex provided a Principal Financial Officer and a Corporate Secretary, as well as certain additional compliance support functions. See also Note 9.

ACA Group provides a Principal Financial Officer to the Company. Foreside Fund Services, LLC, a wholly owned subsidiary of ACA Group, provides a Chief Compliance Officer and a Corporate Secretary to the Company. The fees related to these services are included in Other Expenses of the Statement of Operations.

Extraordinary Expenses –The accompanying Statement of Operations sets forth extraordinary expenses incurred by the Company. The Company incurred extraordinary expenses related to the adoption of limited-duration shareholder rights plans. The Company also incurred extraordinary expenses, including legal expenses, in connection with a proxy contest initiated by a shareholder of the Company and ensuing governance challenges. Late in the fiscal year ended November 30, 2024, the Company began to incur additional extraordinary expenses based on indemnity demands, initially from the New Directors, as defined in Note 9, and subsequently the Legacy Directors, as defined in Note 9, for material legal expenses incurred by their respective counsel. Additional expenses were incurred as a result of litigation described in Note 9. These expenses are expected to continue. See also Note 9.

5. Exemptive Order

The Company is a closed-end investment company and operates pursuant to an exemptive order issued by the Securities and Exchange Commission (the “SEC”) pursuant to Section 7(d) of the 1940 Act (the “Order”). The Order is conditioned upon, among other things, the Company complying with certain requirements relating to the custody of assets and settlement of securities transactions outside of the United States different than those required of other registered investment companies. These conditions make it more difficult for the Company to implement a flexible investment strategy and to fully achieve its desired portfolio diversification than if it were not subject to such requirements.

ASA Gold and Precious Metals Limited

Notes to Financial Statements

November 30, 2025

6. Retirement Plans

The Company has recorded a liability for retirement benefits due to retired directors. The liability for these benefits at November 30, 2025 was $828,405. A director whose first election to the Board of Directors was prior to January 1, 2008 qualified to receive retirement benefits if he served the Company (and any of its predecessors) for at least twelve years prior to retirement. Directors first elected on or after January 1, 2008 are not eligible to participate in the plan.

7. Indemnifications

In the ordinary course of business, the Company enters into contracts that contain a variety of indemnification provisions. The Company’s maximum exposure under these arrangements is unknown. See also Note 4, regarding Extraordinary Expenses, and Note 9, regarding indemnification by the Company of legal expenses incurred by the New Directors and the Legacy Directors and indemnification by the Company pursuant to the Fund Accounting and Administration Services Agreement between Apex and the Company.

8. Share Repurchase

The Company may from time to time purchase its common shares at a discount to NAV on the open market in such amounts and at such prices as the Company may deem advisable. In April of 2024, the Board authorized the repurchase of up to 5% of the Company's shares, with the intention of making opportunistic repurchases when shares are trading at a significant discount to the NAV of the Company. In March 2025, the Board authorized the continuation of the repurchase up to 5% of the Company’s shares, with the intention of making opportunistic repurchases when shares are trading at a significant discount to the NAV of the Company.

The Company had 18,787,956 shares outstanding as of November 30, 2025. During the year ended November 30, 2025, the Company repurchased 227,356 common shares at a cost of approximately $7,197,255, which includes transaction costs. The Company had 19,015,312 shares outstanding as of November 30, 2024. During the year ended November 30, 2024, the Company repurchased 274,593 common shares at a cost of approximately $5,288,298, which includes transaction costs.

9. Limited-Duration Shareholder Rights Plan, Litigation, Indemnity, Fund Governance and Change in Fund Administrative Service Providers

Rights Plans – On December 31, 2023, the Board approved a limited-duration shareholder rights plan, (the “Rights Plan”), following the acquisition by Saba Capital Management, L.P. and its affiliates (collectively, “Saba Capital”) of a significant stake in the Company. The Rights Plan was adopted, in order to protect the interests of the Company and its shareholders and to prevent Saba Capital or others from obtaining creeping control of the Company. The Rights Plan expired on April 29, 2024. On April 26, 2024, the Board determined that it was advisable and in the best interest of the Company and its shareholders to authorize the creation of a Rights Plan Committee to act on matters related to the Rights Plan and potential future shareholder rights plans. The Rights Plan Committee was exclusively authorized and empowered on behalf of the Board to review, consider, make determinations and approve or otherwise cause the Company to take actions with respect to any matters relating to the Rights Plan or any other shareholder rights plan, including, among others; determining whether to adopt a new shareholder rights plan following the expiration of the Rights Plan; determining whether to redeem the rights under the Rights Plan or any other shareholder rights plan or effectuate an exchange of rights under the Rights Plan or any other shareholder rights plan; and taking all such other actions in connection with or permitted by the Rights Plan or any other shareholder rights plan as the Rights Plan Committee deems necessary or appropriate. On April 26, 2024, in anticipation of the expiration of the Rights Plan, the Board approved a new, limited-duration shareholder rights plan that expired on August 23, 2024 (the “Second Rights Plan”). On August 23, 2024, in anticipation of the expiration of the Second Rights Plan, the Rights Plan Committee approved a new, limited-duration shareholder rights plan that expired on December 20, 2024 (the “Third Rights Plan”). On December 19, 2024, in anticipation of the expiration of the Third Rights Plan, the Rights Plan Committee approved a new limited-duration shareholder rights plan (the “Fourth Rights Plan”). By its terms, the Fourth Rights Plan would have expired on April 18, 2025. As discussed below, the Fourth Rights Plan was rescinded by court order. The Rights Plan Committee approved a new, limited-duration shareholder rights plan, effective March 31, 2025 (the “New Rights Plan”) that expired on July 29, 2025. Each of the rights plans was intended to prevent Saba Capital or others from obtaining creeping control of the Company. The Rights Plan Committee has not adopted, or recommended the adoption of, another shareholder rights plan and there are no current rights outstanding. On August 14, 2025, the Board disbanded the Rights Plan Committee.

ASA Gold and Precious Metals Limited

Notes to Financial Statements

November 30, 2025

Rights Plan Litigation – On January 31, 2024, Saba Capital filed a complaint against the Company, individuals who had previously served on the Board and two current Board members, in the United States District Court for the Southern District of New York seeking rescission of the Rights Plan and a declaratory judgment that the Rights Plan is invalid under the 1940 Act (the “Saba Litigation”). Saba Capital’s filings were subsequently amended to include reference to the Second Rights Plan, Third Rights Plan, and the Fourth Rights Plan. The litigation is captioned Saba Capital Master Fund, Ltd. v. ASA Gold and Precious Metals Ltd., No. 24-CV-690 (SDNY). On April 26, 2024, the Board determined that it was advisable and in the best interests of the Company and its shareholders to authorize the creation of a Litigation Committee to act on matters related to the Saba Litigation. The Litigation Committee was exclusively authorized and empowered on behalf of the Board to review, consider, make determinations and approve or otherwise cause the Company to take actions with respect to any matters relating to the Saba Litigation or any other litigation relating to the Rights Plan or any other shareholder rights plan adopted by the Company (collectively, “Rights Plan Litigation”), and with respect to any disputes, disagreements or other litigation with Saba Capital or its representatives, including, among others, authorizing, managing and overseeing any matters relating to the Rights Plan Litigation; authorizing or approving any settlement to the Litigation; taking such other actions in connection with the Rights Plan Litigation as the Litigation Committee deems necessary or appropriate; and resolving, negotiating or taking action with respect to any dispute, disagreement or other litigation with Saba Capital or its representatives.

In a March 28, 2025 summary judgment ruling, the court held that the Fourth Rights Plan must be rescinded as it violated a requirement under the Investment Company Act of 1940 that rights plans must expire within 120 days of issuance. Accordingly, the Fourth Rights Plan is no longer in effect. Previously adopted Company shareholder rights plans had already expired pursuant to their terms.

As noted above, after the court’s March 28, 2025 ruling and rescission of the Fourth Rights Plan, the Rights Plan Committee approved the New Rights Plan. Upon the Rights Plan Committee’s adoption of the New Rights Plan, Saba Capital filed a “motion to enforce” or, in the alternative, to amend judgment, requesting that the United States District Court for the Southern District of New York impose sanctions on the Company for allegedly violating the court’s March 28, 2025 order when the Rights Plan Committee subsequently adopted the New Rights Plan. On April 15, 2025, the United States District Court for the Southern District of New York denied Saba Capital’s motion to enforce, ruling that the Company did not violate the March 28, 2025 order when adopting the New Rights Plan because the New Rights Plan was not adopted during the pendency of its predecessor. Thus, the New Rights Plan is currently in effect. The Saba Litigation was then appealed to the U.S. Court of Appeals for the Second Circuit.

On April 18, 2025, Saba Capital filed a new lawsuit in the United States District Court for the Southern District of New York against the company and two Company directors, Mary Joan Hoene and William Donovan (the “Legacy Directors”), in which it alleges, among other things, that the New Rights Plan is “substantively identical” to the prior rights plans adopted by the Rights Plan Committee. The litigation is captioned Saba Capital Master Fund, Ltd. et. al v. ASA Gold and Precious Metals Ltd. et. al, No. 25-CV-3265 (SDNY). Saba Capital sought an order rescinding the New Rights Plan and a related declaratory judgment. Saba Capital filed a motion for summary judgment and the defendants filed a motion to dismiss. The Saba Litigation has been dismissed pursuant to the terms of a confidential settlement agreement. The settlement does not involve any admission of liability or wrongdoing by the Company or any other party. On August 14, 2025, the Board disbanded the Rights Plan Committee.

Bermuda Litigation – On April 30, 2025, Paul Kazarian (the “Petitioner”), a Company director, filed a petition (the “Petition”) in the Supreme Court of Bermuda (the “Bermuda Court”) seeking relief relative to the special general meeting of Company shareholders (the “SGM”) convened by Saba Capital (the “Saba SGM”) and the related requisition (the “Saba Requisition”); a requisition letter served by the Legacy Directors and several other individuals (together with the Legacy Directors, the “LD Group”) (the “LD Group Requisition”), the validity of which the Petitioner challenges, requesting that the Board either include a separate slate of director nominees at the annual general meeting of Company shareholders (the “AGM”) or convene a SGM for the same purpose; the AGM; and the conduct of Board and shareholder meetings. Saba served the Saba Requisition on April 7, 2025. Under Bermuda law, the Saba Requisition contemplated that the SGM would be convened by April 28, 2025. However, the Board of Directors was unable to reach consensus on matters related to the SGM within that timeframe. At the Saba SGM, which occurred on June 13, 2025, Company shareholders were presented with a proposal to expand the size of the board from four members to five and, if that vote passed, to vote to appoint a fifth director who was proposed by Saba.

ASA Gold and Precious Metals Limited

Notes to Financial Statements

November 30, 2025

Pending a resolution on the merits, Petitioner sought interim injunctive relief on an ex-parte on notice basis to restrain the Legacy Directors, including in connection with the Saba SGM and the LD Group Requisition. The Bermuda Court found there was a sufficient basis to grant interim injunctive relief, to be in place until the Court could consider arguments and evidence presented by all the litigants and rule on the questions presented. On May 8, 2025, the Bermuda Court ordered on an interim basis that the Legacy Directors not purport to act on behalf of the Company, the Board of Directors, or any committee of the Board of Directors, when communicating with the Company’s shareholders with respect to the Saba Requisition or any other requisition or any general meeting of Company shareholders unless authorized by a majority of the Board. The interim injunctive relief imposed by the Bermuda Court also enjoins the Legacy Directors from (i) interfering with the holding or conduct of the Saba SGM; (ii) proposing a slate of director nominees on behalf of the Company, the Board of Directors, or a Board committee, unless authorized by a majority of the Board of Directors; and (iii) recommending director candidates to the full Board unless the Company’s Nominating, Audit and Ethics Committee recommends those candidates. The Bermuda Court also directed the Legacy Directors and the Company to withdraw the preliminary proxy statement filed with the SEC and any other SEC filings made on behalf of the Company, the Board of Directors, or a Board committee made after April 30, 2025.

The Legacy Directors and the Petitioner made submissions presenting their views on the claims. In late May 2025, the Bermuda Court convened an inter partes hearing on the issue of whether the interim injunctive relief ought to be continued, and the Bermuda Court decided that the interim injunctive relief should not be lifted. After the parties sought an order for discontinuance of the Petition in the Bermuda Court, the Bermuda Court issued a final order discontinuing the Petition on a without costs basis on August 25, 2025.

Fund Governance – On November 8, 2024, the Company filed a Form 8-K (the “First Filing”) with the United States Securities & Exchange Commission (the “SEC”) to disclose fund governance issues. The Board of the Company was comprised of four members at that time. Two directors were initially elected in April 2024 upon the nomination of Company shareholders (the “New Directors”), and the Legacy Directors, who were re-elected in April 2024 upon the nomination of the then-constituted Company Board. On September 19, 2024, the same Company shareholders, through their investment adviser (Saba Capital Management, L.P.), filed a Schedule 13D amendment disclosing that they had submitted notice of their nomination of the two New Directors for re-election and two other directors for election at the 2025 annual shareholder meeting. The members of the Board at that time retained separate counsel in connection with fund governance issues and requested reimbursement under the Company's Amended and Restated Bye-Laws for their counsel expenses.

On August 7, 2025, the Company filed a subsequent Form 8-K (the “Second Filing”) with the SEC, providing updates regarding the fund governance, the Rights Plan and related litigation, including that the Legacy Directors resigned from the Board, effective as of August 6, 2025. Following the resignations, the Board of Directors consisted of Maryann Bruce, Ketu Desai and Paul Kazarian. Ms. Bruce was elected at an SGM convened on June 13, 2025. At the Company’s annual general meeting of shareholders held on November 6, 2025 (the “Annual Meeting”), shareholders elected Karen Caldwell and Neal Neilinger, and re-elected Maryann Bruce, Ketu Desai and Paul Kazarian, as directors of the Company.

On November 6, 2025, the Board established a Special Committee comprised of Ketu Desai, Karen Caldwell and Neal Neilinger to, among other things, review and evaluate the strategic direction of the Company.

Change in Fund Administrative Service Providers – On April 24, 2025, Company directors Paul Kazarian and Ketu Desai (the “New Directors”) sent a letter to Apex, the Company’s administrator, objecting to certain actions of the Corporate Secretary, an employee of Apex, and calling for the Corporate Secretary to resign and be replaced by another Apex employee. Apex has denied the assertions and notified the Company of its resignation as administrator and the corresponding resignation of the Corporate Secretary and Chief Financial Officer, also employees of Apex, effective as of September 30, 2025. Pursuant to the Fund Accounting and Administration Services Agreement between Apex and the Company, Apex and the Corporate Secretary sought indemnification from the Company relating to the assertions made by the New Directors in their April 24 letter. Effective October 1, 2025, SS&C Fund Services serves as the Company’s fund accountant and fund administrator. In addition, Messrs. James Chekos and Thomas Perugini have replaced Mr. Zachary Tackett and Ms. Karen Shaw as the Company’s Corporate Secretary and Principal Financial Officer, respectively.

ASA Gold and Precious Metals Limited

Notes to Financial Statements

November 30, 2025

10. Recent Accounting Pronouncements

In December 2023, the FASB issued Accounting Standard Update No. 2023-09, Income Taxes (ASC 740) Improvements to Income Tax Disclosures (“ASU 2023-09”). The primary purpose of the amendments within ASU 2023-09 is to enhance the transparency and decision usefulness of income tax disclosures. The amendments in ASU 2023-09 require that public business entities on an annual basis (1) disclose specific categories in the rate reconciliation and (2) provide additional information for reconciling items that meet a quantitative threshold. The amendments in ASU 2023-09 are effective for public business entities beginning after December 15, 2024. Early adoption is permitted for annual financial statements that have not yet been issued or made available for issuance. The amendments in ASU 2023-09 should be applied on a prospective basis. Management is currently assessing the impact this ASU will have on the Fund's financial statements as well as the method by which the new standard will be adopted. The Adviser does not expect the guidance to have a material impact to the financial statements.

11. Subsequent Events

In accordance with U.S. GAAP provisions, management has evaluated the possibility of subsequent events existing in the Company’s financial statements through the date the financial statements were issued.

ASA Gold and Precious Metals Limited

Financial Highlights

	For the Years Ended November 30,
Per share operating performance(1)	2025		2024		2023	2022	2021
Net asset value, beginning of year	$23.36		$17.36		$16.88	$24.98	$24.05
Net investment loss	(0.47)		(0.22)		(0.06)	(0.07)	(0.09)
Net realized gain (loss) from investments	7.63		3.40		0.46	1.40	1.37
Net realized gain (loss) from foreign currency transactions	(0.05)		0.00	(2)	0.01	(0.01)	(0.01)
Net increase (decrease) in unrealized appreciation on investments	28.06		2.82		0.09	(9.40)	(0.32)
Net unrealized gain on translation of assets and liabilities in foreign currency	0.02	(2)	0.00	(2)	0.00 (2)	0.00 (2)	0.00 (2)
Net increase (decrease) in net assets resulting from operations	35.19		6.00		0.50	(8.08)	0.95

Dividends
From net realized gain on investments	(0.06)		(0.04)		(0.02)	(0.02)	(0.02)
Total dividends	(0.06)		(0.04)		(0.02)	(0.02)	(0.02)
Increase in net asset value from repurchase of common shares (Note 8)	0.05		0.04		–	–	–
Net increase/(decrease) in net asset value	35.18		6.00		0.48	(8.10)	0.93
Net asset value, end of year	$58.54		$23.36		$17.36	$16.88	$24.98
Market Value per share, end of year	$52.72		$20.39		$15.31	$14.26	$20.70

Total investment return
Based on market price(3)	158.99%		33.46%		7.51%	(31.02)%	4.06%
Based on net asset value(4)	151.02%		34.84%		2.98%	(32.34)%	3.96%

Ratio of average net assets
Expenses	1.93	%(5)	1.67	%(6)	1.05%	1.00%	0.94%
Net expenses(7)	1.88	%(5)	1.64	%(6)	1.02%	1.00%	0.91%
Net investment loss	(1.29)%		(1.09)%		(0.32)%	(0.36)%	(0.35)%

Supplemental data
Net assets, end of year (000 omitted)	$1,099,900		$444,154		$334,912	$325,573	$481,898
Portfolio turnover rate	30%		24%		10%	13%	17%
Shares outstanding, end of year (000 omitted)	18,788		19,015		19,290	19,290	19,290

(1)	Per share amounts from operations have been calculated using average shares method.
(2)	Less than $0.01 per share.
(3)	Total investment return is calculated assuming a purchase of shares at the current market price at close the day before and a sale at the current market price on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company’s dividend reinvestment plan.
(4)	Total investment return is calculated assuming a purchase of shares at the current net asset value at close the day before and a sale at the current net asset value on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company’s dividend reinvestment plan.
(5)	Ratios include the effect of extraordinary expenses, expenses to average net assets and net expenses to average net assets excluding extraordinary expenses for the year ended November 30, 2025 were 0.97% and 0.90%, respectively.
(6)	Ratios include the effect of extraordinary expenses, expenses to average net assets and net expenses to average net assets excluding extraordinary expenses for the year ended November 30, 2024 were 1.01% and 0.98%, respectively.
(7)	Reflects the expense ratio excluding any waivers and the change in retirement benefits due to retired directors

ASA Gold and Precious Metals Limited

Certain Tax Information for U.S. Shareholders

November 30, 2025 (Unaudited)

The Company is a "passive foreign investment company" (PFIC") for U.S. federal income tax purposes. In view of this, U.S. investors holding common shares in taxable accounts are strongly urged to review the important tax information regarding the consequences of an investment in the common shares of the Company, which may be found at www. asaltd.com under “Investor Information | Taxpayer Information - PFIC”. Due to the complexity and potentially adverse effect of the applicable tax rules, U.S. shareholders are strongly urged to consult their own tax advisors concerning the impact of these rules on their investment in the Company and on their individual situations, and any additional informational filing requirements.

ASA Gold and Precious Metals Limited

Dividend Reinvestment and Stock Purchase Plan

November 30, 2025 (Unaudited)

Computershare Trust Company, N.A. (“Computershare”) has been authorized by the Company to offer and administer the Computershare Investment Plan, a dividend reinvestment and stock purchase plan (“CIP”) to shareholders as well as new investors or non-shareholders. Shareholders and new investors may elect to participate in the CIP by signing an enrollment form or by going to www.computershare.com/investor and following the instructions. New investors or non-shareholders must include a minimum initial investment of at least $500. Computershare as agent will apply to the purchase of common shares of the Company in the open market (i) all cash dividends (after deduction of the service charge described below) that become payable to such participant on the Company’s shares (including shares registered in his or her name and shares accumulated under the CIP) and (ii) any optional cash purchases ($50 minimum, subject to an annual maximum of $250,000) received from such participant.

Computershare may combine CIP participant purchase requests with other purchase requests received from other CIP participants and may submit the combined purchase requests in bulk to Computershare’s broker as a single purchase order. Purchase requests may be combined, at Computershare’s discretion, according to one or more factors such as purchase type (e.g., dividend reinvestment, one-time ACH, check, etc.), request date, or request delivery method (e.g., online, regular mail, etc.). Computershare will submit bulk purchase orders to its broker as and when required under the terms of the CIP. Computershare’s broker may execute each bulk purchase order in one or more transactions over one or more days, depending on market conditions. Each participant whose purchase request is included in each bulk purchase order will receive the weighted average market price of all shares purchased by Computershare’s broker for such order. Any stock dividends or split shares distributed on shares held in the CIP will be credited to the participant’s account.

A one-time $10 enrollment fee to establish a new account for a new investor or non-shareholder will be deducted from the purchase amount. For each participant, each dividend reinvestment will entail a transaction fee of 5% of the amount reinvested, up to a maximum of $3 plus $0.03 per share purchased. Each optional cash purchase by check or one-time online bank debit will entail a transaction fee of $5 plus $0.03 per share purchased. If a participant has funds automatically deducted monthly from his or her savings or checking account, for each debit the transaction fee is $2.50 plus $0.03 per share purchased. Fees will be deducted from the purchase amount. Each batch order sale will entail a transaction fee of $15 plus $0.12 per share sold. Each market order sale will entail a transaction fee of $25 plus $0.12 per share sold. Fees are deducted from the proceeds derived from the sale. All per share fees include any brokerage commissions Computershare is required to pay. Any fractional share will be rounded up to a whole share for purposes of calculating the per share fee. Additional fees are charged by Computershare for specific shareholder requests such as copies of account statements for prior years ($10 per year requested) and a returned check and ACH reject fee of $25.

Participation in the CIP may be terminated by a participant at any time by written, telephone or Internet instructions to Computershare. Upon termination, a participant will receive a certificate for the whole number of shares credited to his or her account, unless he or she requests the sale of all or part of such shares. Dividends reinvested by a shareholder under the CIP will generally be treated for U.S. federal income tax purposes in the same manner as dividends paid to such shareholder in cash. See “Certain Tax Information for U.S. Shareholders” for more information regarding tax consequences of an investment in shares of the Company, including the effect of the Company’s status as a PFIC. The amount of the service charge is deductible for U.S. federal income tax purposes, subject to limitations.

To participate in the CIP, shareholders may not hold their shares in a “street name” brokerage account.

Additional information regarding the CIP may be obtained from Computershare, P.O. Box 505000, Louisville, KY 40233-5000. Information may also be obtained on the Internet at www.computershare.com/investor or by calling Computershare’s Telephone Response Center at (800) 317-4445 between 9:00 a.m. and 5:00 p.m., Eastern time, Monday through Friday.

ASA Gold and Precious Metals Limited

Privacy Notice

November 30, 2025 (Unaudited)

The Company is committed to protecting the financial privacy of its shareholders.

We do not share any nonpublic, personal information that we may collect about shareholders with anyone, including our affiliates, except to service and administer shareholders’ share accounts, to process transactions, to comply with shareholders’ requests of legal requirements or for other limited purposes permitted by law. For example, the Company may disclose a shareholder’s name, address, social security number and the number of shares owned to its administrator, transfer agent or other service providers in order to provide the shareholder with proxy statements, tax reporting forms, annual reports or other information about the Company. This policy applies to all of the Company’s shareholders and former shareholders.

We keep nonpublic personal information in a secure environment. We restrict access to nonpublic personal information to Company employees, agents and service providers who have a need to know the information based on their role in servicing or administering shareholders’ accounts. The Company also maintains physical, electronic and procedural safeguards to protect the confidentiality of nonpublic personal information.

ASA Gold and Precious Metals Limited

Form N-PX/Proxy Voting

November 30, 2025 (Unaudited)

The Company files a list of its proxy votes with the SEC for the period of July 1 - June 30 of each year on Form N-PX. The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve month period are available on the Company’s website at www.asaltd.com and on the SEC’s website at www.sec.gov. A written copy of the Company’s policies and procedures is available without charge, upon request, by calling (800) 432-3378.

ASA Gold and Precious Metals Limited

Form N-PORT/Portfolio Holdings

November 30, 2025 (Unaudited)

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Company’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Company’s Forms N-PORT also may be reviewed and copied at the Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The schedule of portfolio holdings on Form N-PORT also is included in the Company’s financial statements for the first and third quarters of each fiscal year which are available on the Company’s website at www.asaltd.com.

ASA Gold and Precious Metals Limited

Share Repurchase

November 30, 2025

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Company is authorized to purchase its common shares in the open market if the discount to net asset value exceeds a certain threshold as determined by the Board of Directors from time to time. The Company may purchase its common shares in such amounts and at such prices as the Company may deem advisable. There can be no assurance that such action will reduce the discount. During the year ended November 30, 2025, the Company repurchased 227,356 common shares at a cost of approximately $7,197,255. The Company had 18,787,956 shares outstanding on November 30, 2025.

ASA Gold and Precious Metals Limited

Company Investment Objective, Investment Strategy and Risks

November 30, 2025 (Unaudited)

Investment Objective

The Company’s investment objective is long-term capital appreciation through investment primarily in companies engaged in the exploration for, development of projects or mining of precious metals and minerals.

Investment Strategy

It is a fundamental policy of the Company that at least 80% of its total assets must be (i) invested in common shares or securities convertible into common shares of companies engaged, directly or indirectly, in the exploration, mining or processing of gold, silver, platinum, diamonds or other precious minerals, (ii) held as bullion or other direct forms of gold, silver, platinum or other precious minerals, (iii) invested in instruments representing interests in gold, silver, platinum or other precious minerals such as certificates of deposit therefor, and/or (iv) invested in securities of investment companies, including exchange traded funds, or other securities that seek to replicate the price movement of gold, silver or platinum bullion.

The Company employs bottom-up fundamental analysis and relies on detailed primary research including meetings with company executives, site visits to key operating assets, and proprietary financial analysis in making its investment decisions.

Risks

The following discussion summarizes certain (but not all) of the principal risks associated with investing in the Company. The Company may be subject to other risks in addition to those identified below, such as the risks associated with its tax status as a PFIC (see Note 3) and its reliance on an SEC exemptive order (see Note 5). The risk factors set forth in the following are described in no particular order and the order of the risk factors is not necessarily indicative of significance. The relative importance of, or potential exposure as a result of, each of these risks will vary based on market and other investment-specific considerations.

Concentration Risk. The Company invests at least 80% of its total assets in securities of companies engaged, directly or indirectly, in the exploration, mining or processing of gold or other precious minerals. The Company holds large positions in certain securities. Because the Company’s investments are concentrated in a limited number of securities of companies involved in the holding or mining of gold and other precious minerals and related activities, the net asset value of the Company may be subject to greater volatility than that of a more broadly diversified investment company.

Gold and Precious Metals/Minerals Risk. The Company invests in securities that typically respond to changes in the price of gold and other precious metals, which can be influenced by a variety of global economic, financial, and political factors; increased environmental and labor costs in mining; and changes in laws relating to mining or gold production or sales; investors' expectations regarding future inflation rates; investment and trading activities of hedge funds and commodity funds; interest rate volatility; and the price may fluctuate substantially over short periods of time.

Foreign Securities Risk/Emerging Markets Risk. The Company invests materially in foreign securities which are subject to increased risks. The Company’s returns and share prices may be affected to a large degree by several factors, including fluctuations in currency exchange rates; political, social or economic instability; the rule of law with respect to the recognition and protection of property rights; and less stringent accounting, disclosure and financial reporting requirements in a particular country. These risks are generally intensified in emerging markets. The Company’s share prices will reflect the movements of the different stock markets in which it is invested and the currencies in which its investments are denominated.

Geographic Investment Risk. To the extent that the Company invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. As of November 30, 2025, a significant portion of the Company’s assets consisted of securities of Canadian issuers.

Canada Risk. The Canadian economy is susceptible to adverse changes in certain commodities markets, including those related to the natural resources and mining industries. It is also heavily dependent on trading with key partners. Any adverse events that affect Canada’s major industries may have a negative impact on the overall Canadian economy and the Company’s investments in Canadian issuers.

ASA Gold and Precious Metals Limited

Company Investment Objective, Investment Strategy and Risks

November 30, 2025 (Unaudited)

Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk (the risk of losses attributable to changes in interest rates) and credit risk (the risk that the issuer of a debt instrument will default or otherwise become unable, or be perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due). Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk (the risk that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise). Because the value of a convertible security can be influenced by both interest rates and the common stock’s market movements, a convertible security generally is not as sensitive to interest rates as a similar debt instrument, and generally will not vary in value in response to other factors to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would typically be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. The Fund may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Fund’s return.

Junior and Intermediate Mining Companies Risk. The securities of junior and intermediate exploration and development, gold and silver mining companies, which are often more speculative in nature, tend to be less liquid and more volatile in price than securities of larger companies.

Private Placement Risk. Privately issued securities, including those which may be sold only in accordance with Rule 144A under the Securities Act of 1933, as amended, are restricted securities that are not registered with the U.S. Securities and Exchange Commission. The liquidity of the market for specific privately issued securities may vary. Accordingly, the Company may not be able to redeem or resell its interests in a privately issued security at an advantageous time or at an advantageous price, which may result in a loss to the Company.

Restricted Security Risk. The Company may make direct equity investments in securities that are subject to contractual and regulatory restrictions on transfer. These investments may involve a high degree of business and financial risk. The restrictions on transfer may cause the Company to hold a security at a time when it may be beneficial to liquidate the security, and the security could decline significantly in value before the Company could liquidate the security.

Depositary Receipts Risk. Depositary receipts risks include, but are not limited to, fluctuations in foreign currencies and foreign investment risks, such as political and financial instability, less liquidity and greater volatility, lack of uniform accounting auditing and financial reporting standards and increased price volatility. In addition, depositary receipts may not track the price of the underlying foreign securities, and their value may change materially at times when the U.S. markets are not open for trading. Investments in unsponsored depositary receipts may be subject to additional risks.

Warrants Risk. Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with prices of the underlying securities, particularly for shorter periods of time, and, therefore, may be considered speculative investments. If a warrant held by the Company were not exercised by the date of its expiration, the Company would incur a loss in the amount of the cost of the warrant.

Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Company frequently trade at a discount from their net asset value. The Company cannot predict whether its common shares will trade at, below or above net asset value. This characteristic is a risk separate and distinct from the risk that the Company’s net asset value could decrease as a result of investment activities.

Valuation Risk. The Company may not be able to sell an investment at the price at which the Company has valued the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value some investments, SEC rules and applicable accounting protocols may require the Company to value these investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent price and from the prices used by other funds to calculate their NAVs. The Company’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

ASA Gold and Precious Metals Limited

Company Investment Objective, Investment Strategy and Risks

November 30, 2025 (Unaudited)

Market Events Risk. Geopolitical events, including pandemics (such as COVID-19), may destabilize various countries’ economies and markets, which may experience increased volatility and reduced liquidity. Policy changes by the Federal Reserve and/or other government actors could similarly cause increased volatility in financial markets. Trade barriers and other protectionist trade policies (including those in the U.S.) may also result in market turbulence. Market volatility and reductions in market liquidity may negatively affect issuers worldwide, including issuers in which the Company invests. Under such circumstances, the Company may have difficulty liquidating portfolio holdings, particularly at favorable prices. Also, the Company may be required to transact in contemporaneous markets, even if they are volatile and/or illiquid, which may negatively impact the Company’s net asset value.

ASA Gold and Precious Metals Limited

Board of Directors and Officers

November 30, 2025 (Unaudited)

Directors are elected at each annual general meeting of shareholders to serve until the next annual general meeting. The address of each director and officer is c/o ASA Gold and Precious Metals Limited, Three Canal Plaza, Suite 600, Portland, ME 04101.

Independent Directors

Karen Caldwell (66)

Position held with the Company: Director since 2025; Chair of Audit and Ethics Committee since 2025

Principal occupations during past 5 years: Chief Financial Officer of Tides since November 2024. Previously, Ms. Caldwell served as the Chief Financial Officer of Reform Alliance from 2019 to November 2024.

Other Directorships held by Director: Saba Capital Income & Opportunities Fund II.

Neil Neilinger (61)

Position held with the Company: Director since 2025

Principal occupations during past 5 years: Founder, Congressional Capital Management LLC, since 2023; Head of Family Office Coverage, Jefferies Financial Group Inc. (NYSE: JEF), 2021 – 2023; Advisor to the Chairman, New York Private Bank &Trust, 2016 – 2021.

Other Directorships held by Director: Trustee, Saba Capital Income & Opportunities Fund (NYSE: BRW), a closed -end fund, 2020 – 2021; Director, Sabal Palm Bank, 2013 – 2022.

Ketu Desai (43)

Position held with the Company: Director since 2024.

Principal occupations during past 5 years: Principal, i-squared Wealth Management, Inc. since 2016; Chief Investment Officer, Centerfin from 2020-2024.

Other Directorships held by Director: Trustee, Saba Capital Income & Opportunities Fund since 2020; Trustee, Saba Capital Income & Opportunities Fund II since 2023.

Paul Kazarian (41)

Position held with the Company: Chair of the Board since 2025; Director since 2024.

Principal occupations during past 5 years: Portfolio Manager, Saba Capital Management, L.P., since 2013.

Other Directorships held by Director: Trustee, Saba Capital Income & Opportunities Fund II since May 2021; Director, Miller/Howard High Income Equity Fund 2022 – 2024; Director, Destra Multi- Alternative Fund since October 2023.

Maryann Bruce (65)[1]

Position held with the Company: Director since 2025; Chair of the Nominating and Governance Committee since 2025.

Principal occupations during past 5 years: President of Turnberry Advisory Group, a private consulting firm, since October 2007.

Other Directorships held by Director: Director, Amalgamated Bank since 2018; Director, Pop Venture Fund, a registered closed-end interval fund, 2024 – 2025; Director, NextPoint Financial, Inc., a financial services organization supporting underserved consumers and small businesses, 2023.

[1] Effective June 16, 2025.

ASA Gold and Precious Metals Limited

Board of Directors and Officers

November 30, 2025 (Unaudited)

Other Officers

Axel Merk (56)

Position held with the Company: Chief Operating Officer since March 2019.

Principal occupations during past 5 years: Founder, President and Chief Investment Officer, Merk Investments since 1994.

Other Directorships held by Officer: Merk Stagflation ETF (Cayman) 2022 – 2024.

Thomas Perugini (56)

Position held with the Company: Chief Financial Officer since October 2025.

Principal occupations during past 5 years: Senior Principal Consultant/Principal Financial Officer, Foreside Fund Officer Services, LLC, since2023; Vice President, Fund Administration Product, State Street Corp,2019 – 2023.

Peter Maletis (55) Position held with the Company: President since March 2019. Principal occupations during past 5 years: Vice President, Merk Investments since March 2019.

Patrick Keniston (61)

Position held with the Company: Chief Compliance Officer since September 2025.

Principal occupations during past 5 years: Managing Director, Foreside Fund Officer Services, LLC, since 2008.

James Chekos (48)

Position held with the Company: Corporate Secretary since October 2025.

Principal occupations during past 5 years: Senior Principal Consultant, Foreside Fund Officer Services, LLC since 2018.

Other Information

Shareholder Services

c/o ACA

190 Middle Street, Suite 301

Portland, Maine, U.S.A. 04101

(800) 432-3378

Registered Office

Canon’s Court

22 Victoria Street

Hamilton HM 12, Bermuda

Investment Adviser

Merk Investments LLC

Palo Alto, CA, U.S.A

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP, Philadelphia, PA, U.S.A.

Counsel

Appleby, Hamilton, Bermuda

Alston & Bird, New York, NY, U.S.A.

Custodian

JPMorgan Chase Bank, N.A.

New York, NY, U.S.A.

Fund Administrator

SS&C Registered Fund Services

Denver, CO, U.S.A.

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 505000

Louisville, KY, U.S.A. 40233-5000

(800) 317-4445

Website: www.asaltd.com

The Semi-annual and Annual Reports of the Company and the latest valuation of net assets per share may be viewed on the Company’s website or may be requested from the Executive Office (800-432-3378). Shareholders are reminded to notify Computershare or other institutions where their shares of the Company are held of any change of address.

(b)	Not applicable.

ITEM 2. CODE OF ETHICS.

(a)	The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.

(b)	Not applicable.

(c)	During the period covered by this report, there was no amendment to the code of ethics referred to in this paragraph (a) of this Item that apply to a covered person and relate to any element of such code set forth in paragraph (b) of this Item 2.

(d)	During the period covered by this report, there were no waivers to the provisions of the code of ethics referred to in paragraph (a) of this Item.

(e)	Not applicable.

(f)	A copy of the registrant’s code of ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors determined that Karen Caldwell, Chairman of the registrant’s Audit and Ethics Committee, is an “audit committee financial expert” as defined in the instructions to Item 3 of Form N-CSR. Ms. Caldwell is “independent” as defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the independent auditors for the audit of the registrant’s annual financial statements and review of the semi-annual financial statements and services rendered in connection with statutory or regulatory filings for 2025 and 2024 were $31,500 and $31,000, respectively.

(b)	Audit-Related Fees – There were no fees billed for assurance and related services rendered by the independent auditors that were reasonably related to the performance of the audit or review of the registrant’s financial statements for 2025 and 2024.

(c)	Tax Fees – The aggregate fees billed for professional services rendered by the independent auditors in connection with tax compliance, tax advice and tax planning for 2025 and 2024 were $3,000 and $5,000, respectively. The figures for 2025 and 2024 include fees billed for U.S. tax advisory services.

(d)	All Other Fees – There were no non-audit fees not disclosed above that were billed for products and services provided by the independent auditors for 2025 and 2024.

(e)(1)	The Audit and Ethics Committee (“Committee”) of the registrant has the sole authority to pre-approve all audit and non-audit services to be provided by the independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)B of the Securities Exchange Act of 1934 (“Exchange Act”) which are approved by the Committee prior to the completion of the audit. Any individual project that does not exceed $25,000 may be pre-approved by the Chairman of the Committee. Any such pre-approval by the Chairman of the Committee must be presented to the full Committee at its next scheduled meeting. Any proposed services exceeding that cost level requires specific pre-approval by the Committee. Pre-approval of audit and non-audit services shall not be required if the engagement to render the services is entered into pursuant to pre-approved policies and procedures established by the Committee, provided the Committee is informed of each such service. The Committee has not established such policies and procedures.

(e)(2)	None of the services described in paragraphs (b) – (d) above were approved by the Audit and Ethics Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate fees billed by the independent auditors for non-audit services rendered to the registrant for 2025 and 2024 were $3,000 and $3,000, respectively.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)	The registrant has a standing audit and ethics committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the audit and ethics committee are: Mmes. Karen Caldwell (Chair) and Maryann Bruce and Mr. Ketu Desai.

(b)	Not applicable.

ITEM 6. INVESTMENTS.

(a)	Included as part of the report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Not applicable.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ASA Gold and Precious Metals Limited

Proxy Voting Policies and Procedures

The following is a statement of the proxy voting policies and procedures of ASA Gold and Precious Metals Limited (“ASA”).

Proxy Administration

ASA’s portfolio is primarily comprised of holdings in precious metals companies, and thus proxy voting will be done on proposals made by these issuing companies (“portfolio company” or “portfolio companies”).

Authority and responsibility to vote proxies with respect to ASA’s portfolio securities has been delegated to Merk Investments LLC (the “Adviser”). In evaluating proxy proposals, the Adviser may consider information from various sources, including the Board of Directors (“Board”) of ASA presenting a proposal, as well as independent sources. The ultimate decision rests with the Adviser, who is accountable to the Board.

The Adviser understands its proxy voting responsibilities and that proxy voting decisions may affect the long-term interests of ASA’s shareholders. The Adviser attempts to process every proxy vote it receives on behalf of ASA. However, voting proxies for shares of certain non-U.S. companies may involve significantly greater effort and cost than voting proxies for shares of U.S. companies. There may be situations where the Adviser may not or cannot vote a proxy. For example, the Adviser may receive proxy material too late to act upon or the cost of voting may outweigh the benefit of voting. In addition, the Adviser may not receive proxy materials when it holds depository receipts, (“ADRs”) as opposed to the underlying securities. Certain issuers do not instruct the holding banks to solicit proxies from depository receipt holders.

General Principles

For the purposes of ASA, a “portfolio company” is defined as a company in which ASA holds securities or assets.

In voting proxies, the Adviser will act solely in the best economic interests of ASA’s shareholders with the goal of maximizing the value of ASA’s portfolio. These policies and procedures are designed to promote accountability of a portfolio company’s management and board to its shareholders and to align the interests of those portfolio companies and their management with those of shareholders. These policies and procedures recognize that a portfolio company’s managers are entrusted with the day-to-day operations of the company, as well as longer-term strategic planning, subject to the oversight of that company’s board.

ASA believes that the quality and depth of a portfolio company’s management and its board is an important consideration in determining the desirability of an investment. Accordingly, the recommendations of the portfolio company’s board on many issues are given substantial weight in determining how to vote a proxy. However, each issue is considered on its own merits, and the position of the portfolio company’s board will not be supported whenever it is determined not to be in the best interests of ASA and its shareholders.

Specific Policies

A.	Routine Matters

1.	Election of Directors. In general, the Adviser will vote in favor of the board’s director nominees if they are running unopposed. ASA believes that the board is in the best position to evaluate the qualifications of its directors and the needs of a particular board. Nevertheless, the Adviser will vote against, or withhold its vote for, any nominee whom the Adviser considers is not qualified or appears to lacks sufficient independence. When the board’s nominees are opposed in a proxy contest, the Adviser will evaluate which nominee’s publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbent.

2.	Ratification of Selection of Auditors. In general, the Adviser will rely on the judgment of the board in selecting the independent auditors. Nevertheless, the Adviser will examine the recommendation of the board in appropriate cases (e.g., where there has been a change in auditors based upon a disagreement on accounting matters).

3.	Stock Option and Other Equity Based Compensation Plan Proposals. The Adviser will generally approve the board’s recommendations with respect to the adoption or amendment of stock option plans and other equity based compensation plans, provided that the total number of shares reserved under all of a company’s plans is reasonable and not excessively dilutive.

B.	Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Because voting on transactions such as acquisitions, mergers, reincorporations and reorganizations involve considerations unique to each transaction, ASA does not have a general policy in regard to voting on those transactions. The Adviser will vote on a case-by-case basis on each transaction.

C.	Changes in Capital Structure

The Adviser evaluates proposed capital actions on a case-by-case basis and will generally defer to the business analysis of the portfolio company’s board in support of such actions. In cases where proposed capital actions support proxy defenses or act to reduce or limit shareholder rights, particular consideration will be given to all the effects of the action, and the Adviser’s vote will be made in a manner consistent with the objective of maximizing long-term shareholder value for ASA.

D.	Anti-Takeover Proposals

In general, the Adviser will vote against any proposal which the Adviser believes would materially contribute to preventing a potential acquisition or takeover of the portfolio company, including proposals to:

●	Stagger the board;
●	Introduce cumulative voting;
●	Introduce unequal voting rights;
●	Create supermajority voting;
●	Establish preemptive rights.

In general, the Adviser will vote in favor of any proposals to reverse the above.

E.	Shareholder Proposals Involving Social, Moral or Ethical Matters

In general, the Adviser will vote in accordance with the recommendation of the portfolio company’s board on issues that primarily involve social, moral or ethical matters, although exceptions may be made in certain instances where the Adviser believes a proposal has substantial economic implications.

F.	Conflict of Interest

Any actual or potential conflicts of interest between the Adviser and the Company’s shareholders arising from the proxy voting process will be addressed by the Adviser and the Adviser’s application of its proxy voting procedures pursuant to the delegation of proxy voting responsibilities to the Adviser. In the event that the Adviser notifies the CCO that a conflict of interest cannot be resolved under the Adviser’s Proxy Voting Procedures, the CCO is responsible for notifying the Chair of the Board of the irreconcilable conflict of interest and assisting the Chair with any actions she or he determines are necessary.

A “conflict of interest” includes, for example, any circumstance when the Company, the Adviser or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and therefore, may appear to have a conflict of interest between its own interests and the interests of Company shareholders in how proxies of that issuer are voted. Situations where the issuer seeking the proxy vote is also a client of the Adviser are deemed to be potential conflicts of interest. Potential conflicts of interest may also arise in connection with consent solicitations relating to debt securities where the issuer of debt is also a client of the Adviser.

In cases of a conflict of interest, a record shall be maintained confirming that the Adviser’s vote was made solely in the interests of ASA and without regard to any other consideration.

G.	Recordkeeping

The Adviser uses ProxyEdge, a third party automated proxy voting service. Where appropriate, rationales for “No” votes cast by the Adviser will be supported by footnoted documentation on ProxyEdge. According to the Proxy Edge website, this service is a “suite of electronic voting services that help simplify the management of institutional proxies. The system manages the process of meeting notifications, voting, tracking, mailing, reporting, record maintenance and even vote disclosure rules enacted by the SEC.”

Revised and Re-Approved December 12, 2019

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Unless otherwise indicated, the information set forth below is as of November 30, 2025.

(a)(1)	As of the date of this filing, on form N-CSR, Peter J. Maletis, President of the registrant since March 2019, and James Holman, are responsible for the day-to-day management of the registrant’s portfolio (each a “Portfolio Manager” and collectively the “Portfolio Managers”). Mr. Maletis joined Merk Investments as Vice President in March 2019. Mr. Maletis served as Research Analyst at Franklin Templeton Investments from 2010 to 2019. Mr. Holman joined Merk Investments as Portfolio Manager in April 2022. Prior to joining Merk Investments, Mr. Holman was a Director at Invesco US, where he worked on an industry-leading mining fund for nine years. Prior to that Mr. Holman worked at Oppenheimer Funds and as a Research Fellow at Colorado School of Mines.

(a)(2)	Other Accounts Managed by the Portfolio Manager. The chart below shows the number of other accounts managed by the Portfolio Manager as of November 30, 2025.

PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES($)	OTHER ACCOUNTS ($)
Peter J. Maletis	None	None	None
James Holman	None	None	None

(a)(3)	Compensation of the Portfolio Manager. The compensation for each Portfolio Manager is comprised of a fixed annual salary and a variable compensation based on the assets of the Fund. Each Portfolio Manager may be eligible to receive additional compensation based on certain factors, including but not limited to, the economic performance of the Adviser. Any amounts earned by each Portfolio Manager are payable by the Adviser and not by the Fund.

(a)(4)	Beneficial Ownership by Portfolio Manager. As of November 30, 2025, the dollar range of shares of the Registrant owned by each Portfolio Manager was as follows:

PORTFOLIO MANAGER	DOLLAR RANGE OF BENEFICIAL OWNERSHIP
Peter J. Maletis	$50,001 - $100,000
James Holman

(b)	Not applicable.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

PERIOD	TOTAL NUMBER OF SHARES PURCHASED	AVERAGE PRICE PAID PER SHARE	TOTAL NUMBER OF SHARES PURCHASED AS A PART OF THE PUBLICLY ANNOUNCED PLANS OR PROGRAMS(1)	MAXIMUM NUMBER (OR APPROXIMATE DOLLAR VALUE) OF SHARES THAT MAY YET BE PURCHASED UNDER THE PLANS OR PROGRAMS
December 1 – 31, 2024	86,759	$20.4106	86,759	603,143
January 1 – 31, 2025	–	–	–	603,143
February 1 – 28, 2025	17,430	$24.5701	17,430	585,713
March 1 – 31, 2025	–	–	–	585,713
April 1 – 30, 2025	38,791	$30.1772	38,791	546,922
May 1 – 31, 2025	–	–	–	944,736
June 1 – 30, 2025	–	–	–	944,736
July 1 – 31, 2025	–	–	–	944,736
August 1 – 31, 2025	–	–	–	944,736
September 1 – 30, 2025	–	–	–	944,736
October 1 – 31, 2025	84,376	$45.3485	84,736	860,360
November 1 – 30, 2025	–	–	–	860,360
Total	227,356		227,356

(1)	On March 28, 2025, the Board unanimously approved the renewal of the Share Repurchase Program upon the expiration of the current program term on April 30, 2025, authorizing the repurchase of up to 5% of the Company’s outstanding shares from May 1, 2025, through April 30, 2026, unless terminated sooner.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant provided disclosure in response to Item 22(b)(15) of Schedule 14A in its proxy statement dated September 26, 2025.

ITEM 16. CONTROLS AND PROCEDURES.

(a)	The Principal Executive Officer and the Principal Financial Officer, in their capacities as principal executive officer and principal financial officer of the registrant, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant did not participate in securities lending activities during the year ended November 30, 2025.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

ITEM 19. EXHIBITS.

(a)(1)	The code of ethics that is the subject of disclosure under Item 2 above is attached hereto.

(a)(2)	Not applicable.

(a)(3)	The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act, Rule 13a-14(b) under the Exchange Act and Section 1350 of Chapter 63 of Title 18 of the United States Code are attached hereto. These certifications are not deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filings under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	ASA Gold and Precious Metals Limited

By:	/s/ Axel Merk
Axel Merk, Principal Executive Officer

Date:	February 6, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Axel Merk
Axel Merk, Principal Executive Officer

Date:	February 6, 2026

By:	/s/ Thomas Perugini
Thomas Perugini, Principal Financial Officer

Date:	February 6, 2026